AMENDMENT NO. 1 TO THE PARTICIPATION AGREEMENT,
              THE CREDIT AGREEMENT, THE TRUST AGREEMENT
                    AND OTHER OPERATIVE AGREEMENTS


       THIS AMENDMENT NO. 1 (this "Amendment") dated as of October 16, 1998, is by and among CORRECTIONAL SERVICES CORPORATION, a Delaware corporation (the "Lessee" or the "Construction Agent"); the various parties listed on the signature pages hereto as guarantors (subject to the definition of Guarantors in Appendix A to the Participation Agreement referenced below, individually, a "Guarantor" and collectively, the "Guarantors"); FIRST
SECURITY BANK, NATIONAL ASSOCIATION, a national banking association, not individually but solely as the Owner Trustee under the CSC Trust 1997-1 (the "Owner Trustee" or the
"Lessor"); the various banks and other lending institutions listed on the signature pages hereto (subject to the definition of Lenders in Appendix A to the Participation Agreement referenced below, individually, a "Lender" and collectively, the "Lenders"); NATIONSBANK, N.A., a national banking association, as the agent for the Lenders and respecting the Security Documents, as the agent for the Lenders and the Holders, to the extent of their interests (in such capacity, the "Agent"); and the various banks and other lending institutions listed on the signature pages hereto as holders of certificates issued with respect to the CSC Trust 1997-1 (subject to the definition of Holders in Appendix A to the Participation
Agreement referenced below, individually, a "Holder" and collectively, the "Holders"). Capitalized terms used in this Amendment but not otherwise defined herein shall have the meanings set forth in Appendix A to the Participation Agreement (hereinafter defined).

                        W I T N E S S E T H

       WHEREAS, the parties to this Amendment are parties to that certain Participation Agreement dated as of March 30, 1998 (the "Participation Agreement"), certain of the parties to this Amendment are parties to that certain Credit Agreement dated as of March 30, 1998 (the "Credit Agreement"), certain of the parties to this Amendment are parties to that certain Trust Agreement dated as of March 30, 1998 (the "Trust Agreement") and certain of the parties to this Amendment are parties to the other Operative Agreements relating to a $20 million tax retention operating lease facility (the "Facility") that has been established in favor of the Lessee;

       WHEREAS, the Lessee has requested certain modifications to the Participation Agreement, the Credit Agreement, the Trust Agreement and the other Operative Agreements in connection with the Facility;

       WHEREAS, certain of the requested modifications require the unanimous consent of the Financing Parties;

       WHEREAS, the Financing Parties have agreed to the requested modifications on the terms and conditions set forth herein;

       NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

       1. Appendix A to the Participation Agreement shall be amended to add or modify the following defined terms as follows:

            "Holder Commitments" shall mean $600,000; provided, in the event the Lessee has received at $17,500,000 in proceeds from new Subordinated Debt during the Interim Period, the term Holder Commitments shall mean $1,050,000; provided, further, if there shall be more than one (1) Holder, the Holder Commitment of each Holder shall be as set forth in Schedule I to the Trust Agreement as such
Schedule I may be amended and replaced from time to time.

            "Interim Period" shall mean the period from the date of this Amendment until the earlier of (i) the date on which Borrower has received at least $17,500,000 in proceeds from new Subordinated Debt, or (ii) April 16, 1999.

            "Lender Commitments" shall mean $19,400,000; provided, in the event the Lessee has received at least $17,500,000 in proceeds from new Subordinated Debt during the Interim Period, the term Lender Commitments shall mean $33,950,000; provided, further, if there shall be more than one (1) Lender, the Lender Commitment of each Lender shall be as set forth in Schedule 1.1 to the Credit Agreement as such
Schedule 1.1 may be amended and replaced from time to time.

            "Subordinated Debt" means any Indebtedness of a Credit Party which by its terms is expressly subordinated in right of payment to the prior payment of the obligations under the Lessee Credit Agreement and the other Credit Documents (as defined in the Lessee Credit Agreement) on terms and conditions satisfactory to the Majority Lenders.

       2. Notwithstanding any provision in any Operative Agreement to the contrary, during the Interim Period, the Applicable Percentage for Eurodollar Loans shall be equal to 3.00%, the Applicable Percentage for ABR Loans shall be 1.5%, the Eurodollar Holder Advance Applicable Percentage shall be equal to 3.75% and the ABR Holder Advance Applicable Percentage shall be 2.25%.

       3. If the Lessee receives at least $17,500,000 in proceeds from new Subordinated Debt during the Interim Period, Schedule 1.1 of the Credit Agreement shall be deemed amended and restated in its entirety on the Business Day following confirmation by the Agent that such proceeds have been received to read as Schedule 1.1 attached hereto and Schedule I of the Trust Agreement shall be deemed amended and restated in its entirety on the Business Day following confirmation by the Agent that such proceeds have been received to read as Schedule I attached hereto.

       4. As of the effective date of this Amendment, the Loans shall no longer be amortized, all Loans shall be due and payable in full on the Expiration Date, and Schedule 2 to the Participation Agreement shall be amended and restated in its entirety to read as Schedule 2 attached hereto.

       5. This Amendment shall be effective upon satisfaction of the following conditions:

            (a) execution of this Amendment by the Credit Parties and the Lenders; and

            (b) receipt by the Agent of legal opinions of counsel to the Credit Parties relating to this Amendment in form and substance reasonably satisfactory to the Agent.

       6. Except as modified hereby, all of the terms and provisions of the Operative Agreements (including Schedules and Exhibits) shall remain in full force and effect.

       7. The Borrower agree to pay all reasonable costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen, PLLC.

       8. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

       9. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with the laws of the State of Florida.

             [Remainder of Page Intentionally Left Blank]

       IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                          CORRECTIONAL SERVICES CORPORATION, as
                          the Construction Agent, as the Lessee
                          and as a Tranche A Guarantor

                          By:
                          Name:
                          Title:


                          ESMOR NEW JERSEY, INC., as a Guarantor

                          By:
                          Name:
                          Title:


                          CSC MANAGEMENT DE PUERTO RICO, INC.,
                          as a Guarantor

                          By:
                          Name:
                          Title:


                          FIRST SECURITY BANK, NATIONAL
                          ASSOCIATION, not individually, except
                          as expressly stated herein, but
                          solely as the Owner Trustee under the
                          CSC Trust 1997-1

                          By:
                          Name:
                          Title:

                          NATIONSBANK, N.A., as a Holder, as a
                          Lender and as the Agent

                          By:
                          Name:
                          Title:


                          SOUTH TRUST BANK, NATIONAL
                          ASSOCIATION, as Lender and Holder

                          By:
                          Name:
                          Title:


                          BANQUE PARIBAS, as Lender

                          By:
                          Name:
                          Title:

                          By:
                          Name:
                          Title:


                          SUMMIT BANK, as Lender

                          By:
                          Name:
                          Title:

                     AMENDMENT NO. 1 TO CREDIT AGREEMENT


       THIS AMENDMENT NO. 1 (this "Amendment") dated as of October 16, 1998, to the Credit Agreement referenced below, is by and among CORRECTIONAL SERVICES CORPORATION, a Delaware corporation, the subsidiaries and affiliates identified herein, the lenders identified herein, and NATIONSBANK, N.A., as Administrative Agent. Terms used but not otherwise defined shall have the meanings provided in the Credit Agreement.

                               W I T N E S S E T H

       WHEREAS, a $10 million credit facility has been established in favor of CORRECTIONAL SERVICES CORPORATION, a Delaware corporation (the "Borrower"), pursuant to the terms of that Credit Agreement dated as of March 30, 1998 (as amended and modified, the "Credit Agreement") among the Borrower, the Guarantors and Lenders identified therein, and NationsBank, N.A., as Administrative Agent;

       WHEREAS, the Borrower has requested certain modifications to the Credit Agreement in connection therewith;

       WHEREAS, certain of the requested modifications require the unanimous consent of the Lenders;

       WHEREAS, the Lenders have agreed to the requested modifications on the terms and conditions set forth herein;

       NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

       1. Section 1.1 shall be amended to add or modify the following defined terms as follows:

           "Aggregate Revolving Committed Amount" means, (i) during the Interim Period, TWENTY-SEVEN MILLION FIVE HUNDRED THOUSAND DOLLARS ($27,500,000), and (ii) after the Interim Period, TEN MILLION DOLLARS ($10,000,000); provided, in the event Borrower has received at least $17,500,000 in proceeds from new Subordinated Debt during the Interim Period, the term Aggregate Revolving Committed Amount after the Interim Period means TWELVE MILLION FIVE HUNDRED THOUSAND DOLLARS ($12,500,000).

           "Borrowing Base" means, as of any day, the sum of (a) eighty-five percent (85%) of Eligible Receivables for the Consolidated Group plus
(b)(i) during the Interim Period, $17,500,000, and (ii) after the Interim Period, $0.

           "Interim Period" shall mean the period from the date of this Amendment until the earlier of (i) the date on which Borrower has received at least $17,500,000 in proceeds from new Subordinated Debt, or (ii) April 16, 1999.

       2. As of the effective date of this Amendment, the financial covenants of Section 7.9 are amended and modified to read as follows:

       "7.9.  Financial Covenants.

              (a) Consolidated Net Worth. As of the end of each fiscal quarter, Consolidated Net Worth shall be not less than the sum of $30,000,000 plus on the last day of each fiscal quarter (commencing with the fiscal quarter ending December 31, 1997), ninety percent (90%) of Consolidated Net Income for the fiscal quarter then ended, such increases to be cumulative and without deductions for losses, if any, plus one hundred percent (100%) of the net proceeds from Equity Transactions occurring after the Closing Date.

               (b) Consolidated Senior Leverage Ratio. As of the end of each fiscal quarter to occur during the periods shown, the Consolidated Senior Leverage Ratio shall be not greater than:

               Closing Date through December 31, 1998        3.5:1.0
               January 1, 1999 through December 31, 1999     3.25:1.0
               January 1, 2000 and thereafter                3.0:1.0

               (c) Consolidated Total Leverage Ratio. As of the end of each fiscal quarter to occur during the periods shown, the Consolidated Total Leverage Ratio shall be not greater than:

               Closing Date through December 31, 1998        4.25:1.0
               January 1, 1999 and thereafter                4.0:1.0

               (d) Consolidated Debt to Capitalization Ratio. As of the end of each fiscal quarter, the Consolidated Debt to Capitalization Ratio shall be not greater than seventy percent (70%).

               (e) Consolidated Fixed Charge Coverage Ratio. As of the end of each fiscal quarter, the Consolidated Fixed Charge Coverage Ratio shall be not less than 1.5:1.0.

               (f) Capital Expenditures. Capital Expenditures for the Consolidated Group shall not exceed $35,000,000 in any fiscal year.

               (g) Current Ratio. As of the end of each fiscal quarter, the ratio of Current Assets to Current Liabilities shall be not less than 1.3 to 1.0."

       3. Schedule 2.1(a) of the Credit Agreement is hereby amended and restated in its entirety to read as Schedule 2.1(a) attached hereto.

       4. Notwithstanding any provision in the Credit Agreement to the contrary, during the Interim Period the Applicable Percentage for Eurodollar Loans shall be equal to 3.00% and the Applicable Percentage for Base Rate Loans shall be equal to 1.50%.

       5. In the event that the Borrower has not received at leased $17,500,000 in proceeds from new Subordinated Debt during the Interim Period, all outstanding Obligations in excess of the lesser of $10,000,000 or the Borrowing Base, together with any interest thereon, shall be due and payable in full on the first Business Day after the end of the Interim Period.

       6. This Amendment shall be effective upon satisfaction of the following conditions:

      (a) execution of this Amendment by the Credit Parties and the Lenders; and

      (b) receipt by the Administrative Agent of legal opinions of counsel to the Credit Parties relating to this Amendment in form and substance reasonably satisfactory to the Administrative Agent.

       7. Except as modified hereby, all of the terms and provisions of the Credit Agreement (including Schedules and Exhibits) shall remain in full force and effect.

       8. The Borrower agree to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen, PLLC.

       9. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

      10. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with the laws of the State of Florida.

                [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


BORROWER:                          CORRECTIONAL SERVICES CORPORATION,
                                   a Delaware corporation

                                   By:  /s/ Ira Cotler
                                   Name:  Ira Cotler
                                   Title:  EVP/CFO


GUARANTORS:                        ESMOR NEW JERSEY, INC.,
                                   a New Jersey corporation

                                   By:  /s/ Ira Cotler
                                   Name:  Ira Cotler
                                   Title:  Attorney-In-Fact

                                   CSC MANAGEMENT DE PUERTO RICO, INC.,
                                   a Puerto Rico corporation

                                   By:  /s/ Ira Cotler
                                   Name:  Ira Cotler
                                   Title:  CFO

LENDERS:                           NATIONSBANK, N.A.,
                                   individually in its capacity as a Lender and in its capacity as Administrative Agent

                                   By:  /s/ Joseph Caballero
                                   Name:  Joseph Caballero
                                   Title:  Vice President

                                   BANQUE PARIBAS, as Lender

                                   By:  /s/ Duane Helkowski
                                   Name:  Duane Helkowski
                                   Title:  Vice President


                                   By:  /s/ Sean Reddington
                                   Name:  Sean Reddington
                                   Title:  Vice President

                                   SOUTHTRUST BANK, NATIONAL
                                   ASSOCIATION, as Lender

                                   By:  /s/ Mark R. Wellner
                                   Name:  Mark R. Wellner
                                   Title:  Group Vice President

                                   SUMMIT BANK, as Lender

                                   By:  /s/ Lisa Cohen
                                   Name:  Lisa Cohen
                                   Title:  Vice President